SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A1


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 23, 2002


                           NEVADA HOLDING GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


               000-32321                                 88-0440989
        (Commission File Number)            (I.R.S. Employer Identification No.)


4729 Lomas Santa Fe Street, Las Vegas, NV                  89147
 (Address of Principal Executive Offices)                (Zip Code)


                                 (702) 220-3120
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to an Agreement for Purchase and Sale (the "Agreement"), Nevada Holding Group, Inc. ("NHG" or the "Company") on April 3, 2002 completed the acquisition of 100% of the issued and outstanding shares of Providence Cabinet Shoppe, Inc., a Tennessee corporation ("Providence").

     The Agreement provided for the acquisition of the Providence shares for a cash purchase price of $85,000 payable with a down payment of $15,000, an additional payment of $28,000 within thirty (30) days of closing and the balance of $40,000 to be paid in installments of $10,000 on the 1st and 15th day for a period of 4 months. An additional $2,000 was required to be paid for insurance benefits. In addition to the cash payment, the Company assumed liabilities of approximately $1,450,000.

     Providence has assets which include real estate, a building, equipment and fixtures of an approximate value of $2,000,000 prior to depreciation. Providence also has an inventory and accounts receivable of approximately $500,000.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5. OTHER EVENTS

     Not applicable.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          1. Providence Cabinet Shoppe, Inc. Audited Financial Statements for the Year Ended September 30, 2001.

     (b)  Pro Forma Financial Information.

          The acquisition of Providence by the Company (an inactive shell corporation) is considered to be a reverse acquisition and will be accounted for as a recapitalization of Providence and therefore pro forma information is not provided.

     (c)  Exhibits:

          1. Consent of Independent Certified Accountants for Providence Cabinet Shoppe, Inc., Stone, Rudolph & Henry for use of Financial Statements for Year Ended September 30, 2001.

ITEM 8. CHANGE IN THE FISCAL YEAR

     Not applicable.

ITEM 9. REGULATION FD DISCLOSURE

     Not applicable.

                                    SIGNATURE

     Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        NEVADA HOLDING GROUP, INC.



DATED: July 23, 2002                    BY: /s/ Melanie S. Meinders
                                            ------------------------------------
                                            MELANIE S. MEINDERS
                                            President

                        PROVIDENCE CABINET SHOPPE, INC.








                              FINANCIAL STATEMENTS
                                   YEAR ENDED
                               SEPTEMBER 30, 2001

                                TABLE OF CONTENTS


Independent Auditor's Report...............................................  F-1

Balance Sheet .............................................................  F-3

Statement of Operations and Retained Earnings .............................  F-5

Statement of Cash Flows ...................................................  F-6

Notes to Financial Statements .............................................  F-7

Schedule of Uncompleted Contracts ......................................... F-14

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
Providence Cabinet Shoppe, Inc.
Clarksville, Tennessee

We have audited the accompanying balance sheet of Providence Cabinet Shoppe, Inc. (a Tennessee corporation) as of September 30, 2001, and the related statements of operations and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We did not observe the taking of the physical inventories at September 30, 2001 and 2000 (stated at $218,882 and $222,943, respectively), since those dates were prior to the time we were initially engaged as auditors for the Company, and the Company's records do not permit adequate retroactive tests of inventory quantities. Furthermore, because of inadequacies in the Company's accounting records, we were unable to form an opinion regarding the amounts at which costs and estimated earnings on uncompleted contracts were recorded at September 30, 2001 and 2000 (stated at $199,640 Billings in Excess of Costs and Estimated Earnings in 2001; stated at $75,025 Costs and Estimated Earnings in Excess of Billings and $526 Billings in Excess of Costs and Estimated Earnings in 2000), and were unable to satisfy ourselves about costs and estimated earnings by means of other auditing procedures.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to observe the physical inventories taken as of September 30, 2001 and 2000, and had costs and estimated earnings on uncompleted contracts as of September 30, 2001 and 2000 been susceptible to satisfactory audit tests, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Providence Cabinet Shoppe, Inc. as of September 30, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in the Schedule of Uncompleted Contracts is presented for purposes of additional analysis and is not a required part of the financial statements. As described in the third paragraph above, information regarding costs and estimated earnings on uncompleted contracts was not susceptible to satisfactory audit tests and, accordingly, we express no opinion on it.

/s/ Stone, Rudolph & Henry

June 12, 2002

                         PROVIDENCE CABINET SHOPPE, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 2001


                                     ASSETS


CURRENT ASSETS
  Cash and Cash Equivalents                                           $   81,843
  Accounts Receivable - Trade                                            136,673
  Inventory                                                              218,882
  Unbilled Revenues on Completed Contracts                                21,335
  Prepaid Expenses                                                         2,112
  Current Portion of Notes Receivable - Related Parties                   21,701
                                                                      ----------
      Total Current Assets                                               482,546
                                                                      ----------

PROPERTY AND EQUIPMENT - At Cost
  Furniture and Fixtures                                                 580,022
  Automobiles and Trucks                                                 192,727
  Leasehold Improvements                                                 114,212
                                                                      ----------
      Total Property and Equipment                                       886,961
  Less:  Accumulated Depreciation                                        729,696
                                                                      ----------
      Net Property and Equipment                                         157,265
                                                                      ----------

OTHER ASSETS
  Notes Receivable - Related Parties, net of current portion             578,477
  Deposits                                                                    80
  Loan Closing Costs, net of accumulated amortization of $277             12,203
  Deferred Federal and State Tax Assets                                   44,508
                                                                      ----------
      Total Other Assets                                                 635,268
                                                                      ----------

      Total Assets                                                    $1,275,079
                                                                      ==========

The accompanying notes are an integral part of the financial statements.

                      LIABILITIES AND STOCKHOLDERS` EQUITY


CURRENT LIABILITIES
  Accounts Payable                                                  $    69,158
  Accrued Expenses                                                          876
  Billings in Excess of Costs and Estimated Earnings
    on Uncompleted Contracts                                            199,640
  Line of Credit                                                         20,000
  Current Portion of Long-Term Debt                                      65,938
                                                                    -----------
      Total Current Liabilities                                         355,612

LONG-TERM DEBT
  Notes Payable, net of current portion                               1,176,810
                                                                    -----------

      Total Liabilities                                               1,532,422
                                                                    -----------

STOCKHOLDERS' EQUITY
  Common Stock, no par value, 1000 shares
    authorized, 75 shares issued and 51 shares outstanding              125,000
  Retained Earnings (Deficit)                                          (304,200)
                                                                    -----------
                                                                       (179,200)
  Less: Treasury Stock, 24 shares at cost                                78,143
                                                                    -----------
      Total Stockholders' Equity                                       (257,343)
                                                                    -----------

      Total Liabilities and Stockholders' Equity                    $ 1,275,079
                                                                    ===========

                         PROVIDENCE CABINET SHOPPE, INC.
                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                          YEAR ENDED SEPTEMBER 30, 2001


REVENUES                                                            $ 1,991,194

COST OF REVENUES EARNED                                               1,711,329
                                                                    -----------

GROSS PROFIT                                                            279,865
                                                                    -----------

OPERATING EXPENSES
  Advertising                                                             3,606
  Bank charges                                                            6,476
  Depreciation                                                            4,933
  Dues and Subscriptions                                                  6,461
  Employee Benefits                                                      10,386
  Insurance                                                               6,892
  Interest                                                              103,848
  Legal and Accounting                                                   16,391
  Miscellaneous                                                           9,498
  Rent                                                                   26,456
  Repair and Maintenance                                                  5,560
  Officers' Salaries                                                    124,872
  Other Salaries                                                        110,881
  Supplies                                                                4,658
  Taxes and Licenses                                                     20,537
  Telephone                                                              13,035
  Utilities                                                               3,003
                                                                    -----------
      Total Operating Expenses                                          477,493
                                                                    -----------

INCOME (LOSS) FROM OPERATIONS                                          (197,628)

OTHER INCOME
  Interest                                                                2,083
                                                                    -----------

INCOME (LOSS) BEFORE INCOME TAXES                                      (195,545)

PROVISION (BENEFIT) FOR INCOME TAXES                                    (40,600)
                                                                    -----------

NET INCOME (LOSS)                                                      (154,945)

RETAINED EARNINGS (DEFICIT) - BEGINNING OF YEAR                        (149,255)
                                                                    -----------

RETAINED EARNINGS (DEFICIT) - END OF YEAR                           $  (304,200)
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

                         PROVIDENCE CABINET SHOPPE, INC.
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED SEPTEMBER 30, 2001


CASH FLOWS FROM OPERATING ACTIVITIES
  Net Loss                                                            $(154,945)
  Adjustments to reconcile net loss to net cash
    provided by operating activities:
      Depreciation                                                       32,884
      Changes In:
        Accounts Receivable                                             (11,638)
        Inventory                                                         4,061
        Costs and Estimated Earnings in Excess
          of Billings on Uncompleted Contracts                           75,025
        Unbilled Revenues on Completed Contracts                        (21,335)
        Accounts Payable                                                (24,737)
        Other Payable                                                   (21,797)
        Accrued Expenses                                                 (3,230)
        Prepaid Expenses                                                   (145)
        Billings in Excess of Costs and Estimated
          Earnings on Uncompleted Contracts                             199,114
        Deferred Income Taxes                                           (40,600)
                                                                      ---------
          Net Cash Provided By Operating Activities                      32,657
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of Property and Equipment                                    (63,908)
  Repayment of Loan to Related Parties                                   19,644
  Return of Deposits                                                        700
                                                                      ---------
          Net Cash Used in Investing Activities                         (43,564)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES
  Long-Term Borrowings                                                   77,426
  Repayment of Long-Term Borrowings                                     (71,148)
  Advances on Line of Credit                                             20,000
                                                                      ---------
          Net Cash Provided by Financing Activities                      26,278
                                                                      ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                15,371

CASH AND CASH EQUIVALENTS - BEGINNING                                    66,472
                                                                      ---------

CASH AND CASH EQUIVALENTS - ENDING                                    $  81,843
                                                                      =========

The accompanying notes are an integral part of the financial statements.

                         PROVIDENCE CABINET SHOPPE, INC.
                          NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF OPERATIONS

     Providence Cabinet Shoppe, Inc. (the Company) is a Tennessee corporation that constructs and installs commercial cabinets primarily in the Middle Tennessee and Southern Kentucky areas. The length of the contracts varies, but is typically less than one year.

     USE OF ESTIMATES

     The Company's financial statements are presented in accordance with generally accepted accounting principles which require the use of management's estimates and assumptions. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

     CASH AND CASH EQUIVALENTS

     The  Company   considers  all  highly  liquid   investments  with  original
     maturities of 90 days or less to be cash equivalents.

     ACCOUNTS RECEIVABLE - TRADE

     Included  in  September  30,  2001  accounts   receivable  is  $124,528  of
     retainage, all of which is expected to be collected within one year.

     INVENTORY

     Inventories consist of construction materials and supplies that have not been charged to specific contracts and are stated at the lower of cost (first-in, first-out method) or market.

     CONCENTRATIONS OF CREDIT RISK

     Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash, accounts receivable and notes receivable from stockholders. The Company places its cash with federally-insured financial institutions. With respect to accounts receivable, credit risk is dispersed across a large number of customers who are geographically concentrated in the Middle Tennessee and Southern Kentucky service areas. Consequently, the Company's ability to collect the amounts due from customers is affected by economic fluctuations in these areas. Repayment of notes receivable from stockholders is largely dependent upon the Company's ability to continue making rental and salary payments to the owners. Because the Company typically does not require collateral, the full amount of these financial instruments is subject to loss. However, the Company retains a mechanics lien on accounts receivable when appropriate.

     REVENUE AND COST RECOGNITION

     The Company recognizes revenues from construction contracts on the percentage-of-completion method, measured by the percentage of cost incurred to date to estimated total cost for each contract. This method is used because management considers total cost to be the best available measure of progress on the contracts. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

                         PROVIDENCE CABINET SHOPPE, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)


1.   SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

     Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, and repairs. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revisions are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders, and settlements are accounted for as changes in estimates in the current period.

     The asset, "Cost and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents amounts billed in excess of revenues recognized.

     A contract is considered substantially complete when substantially all specifications of the contract are completed.

     DEPRECIATION

     The cost of property and equipment is depreciated over the estimated useful lives of the assets using straight-line and accelerated tax methods, which are not materially different from generally accepted accounting principles. Expenditures for improving or extending the life of property are capitalized. Maintenance and repair expenditures are charged to operations. Depreciation expense for the year totaled $32,884. Of this amount, $4,933 related to general and administrative functions and was charged to operations and $27,951 related to manufacturing operations and was capitalized to contract costs.

     BAD DEBTS

     Bad debts are recorded using the direct-write-off method which is not materially different from the allowance-for-bad-debt method.

2.   CASH AND CASH EQUIVALENTS

     Cash and cash equivalents were represented by deposits in a financial institution of $85,239 at September 30, 2001. Of this amount, $79,312 was restricted in connection with the sale of trade receivables with recourse to a local bank. Although restricted, the cash is reported as a current asset since the bank generally collects the receivables within 60 days and simultaneously releases the restricted funds.

                         PROVIDENCE CABINET SHOPPE, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)


3.   UNCOMPLETED CONTRACTS

     A summary of uncompleted contracts at September 30, 2001 follows:

     Billings in Excess of Costs and Estimated Earnings:
          Costs Incurred to Date                                      $  26,798
          Estimated Income                                               11,485
                                                                      ---------
                                                                         38,283
          Less: Billings to Date                                        237,923
                                                                      ---------
                                                                      $ 199,640
                                                                      =========

4.   NOTES RECEIVABLE - RELATED PARTIES

     A summary of notes receivable at September 30, 2001 follows:

     Installment note receivable dated May 18, 2001 from the
       Company's stockholders, payable in 59 monthly installments of $326 plus a balloon payment, with interest accruing
       at 10% per annum.                                              $  28,873

     Installment note receivable dated May 18, 2001 from a
       general partnership owned by the Company's stockholders,
       payable in 59 monthly installments of $6,403 plus a
       balloon payment, with interest accruing at 10% per annum.        571,305
                                                                      ---------

     Total Notes Receivable                                             600,178
     Less: Current Portion                                               21,701
                                                                      ---------
     Net Notes Receivable                                             $ 578,477
                                                                      =========

     Both of these notes are unsecured and resulted from the refinancing by a local bank of the Company's debts as well as certain debts of the Company's stockholders. In connection with these loans, the stockholders pledged the real property that the Company leases as well as all Company stock as collateral to the bank to facilitate the refinancing.

                         PROVIDENCE CABINET SHOPPE, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)


5.   INCOME TAXES

     The Company uses the cash basis for income tax purposes. Income taxes are provided for in the year transactions enter into the determination of net earnings, regardless of when such transactions are recognized for tax purposes.

     Deferred income tax assets and liabilities reflect the tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The following temporary differences gave rise to the deferred tax assets at September 30, 2001:

                                                   Federal         State
                                                   --------       --------
     Net operating loss
       carryforwards                               $(33,364)      $(28,997)
     Inventory costs capitalized
       for tax purposes and
       expensed for financial
       accounting                                    (3,097)        (1,239)
     Income recognized on
       cash basis for tax purposes
       and on percentage-of-
       completion basis for
       financial accounting                          15,849          6,340
                                                   --------       --------

         Total Deferred Tax Assets                 $(20,612)      $(23,896)
                                                   ========       ========

     The temporary differences for 2001 totaled $221,752. All of the income tax expense (benefit) for 2001 is deferred ($29,000 federal; $11,600 state). No valuation allowance for deferred tax assets has been provided.

     Following is a September 30, 2001 summary of unused net operating loss carryforwards and their expiration dates that may be applied against future taxable income.

                                                  Federal          State
                                                  --------        --------
     2006                                         $    -0-        $200,945
     2007                                              -0-          19,619
     2008                                              -0-           2,415
     2009                                              -0-          10,644
     2010                                           42,118          77,185
     2018                                          100,698         104,616
     2019                                           86,346          87,782
     2020                                           84,633          84,633
                                                  --------        --------
                                                  $313,795        $587,839
                                                  ========        ========

                         PROVIDENCE CABINET SHOPPE, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)


6.   LONG-TERM DEBT

     Long-Term Debt at September 30, 2001 consists of the following:

     Installment note to First Federal Savings Bank, secured by substantially all Company assets plus the real property
       leased by the Company, payable in monthly installments
       of $12,897, with interest accruing at 10%                    $ 1,150,630

     Installment note to 1st Virginia Credit, secured by a
       truck, payable in monthly installments of $318, with
       interest accruing at 8.9%                                         13,910

     Installment note to Legends Bank, secured by truck,
       payable in monthly installments of $315, with interest
       accruing at 10%                                                    6,255

     Installment note to Legends Bank, secured by truck,
       payable in monthly installments of $315, with interest
       accruing at 10%                                                    6,255

     Installment note to Legends Bank, secured by truck,
       payable in monthly installments of $365, with interest
       accruing at 10%                                                    7,257

     Installments note to Ford Motor Credit, secured by van,
       payable in monthly installments of $557, with interest
       accruing at 2.9%                                                  30,114

     Installment note to Bank of America, secured by truck,
       payable in monthly installments of $663, with interest
       accruing at 9.9%                                                  28,327
                                                                    -----------
         Total Long-Term Debt                                         1,242,748
         Less:  Current Portion                                          65,938
                                                                    -----------
         Net Long-Term Debt                                         $ 1,176,810
                                                                    ===========

                         PROVIDENCE CABINET SHOPPE, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)


6.   LONG-TERM DEBT (CONT'D)

     Maturities of long-term debt are as follows:         Year Ending
                                                          September 30,
                                                  -----------------------------
                                                  2002              $    65,938
                                                  2003                   68,824
                                                  2004                   66,699
                                                  2005                   76,175
                                                  2006                   72,200
                                                  Later years           892,912
                                                                    -----------
                                                                    $ 1,242,748
                                                                    ===========

7.   LEASING ARRANGEMENTS

     The Company is a party to a month-to-month operating lease with its stockholders whereby it rents the real property on which the Company conducts its operations. Rental expense for 2001 was $90,000.

8.   SUPPLEMENTAL CASH FLOW INFORMATION

     Cash paid for interest and income taxes for the year ended September 30, 2001 were as follows:

          Interest                                                  $   103,848
                                                                    ===========

          Income Taxes                                              $       -0-
                                                                    ===========

     All interest paid during 2001 was expensed.

9.   COMPENSATED ABSENCES

     Employees of the Company are entitled to paid vacation time depending on job classification, length of service and other factors. Because vacation time does not vest, the Company's policy is to recognize the cost of compensated absences when actually paid.

10.  BACKLOG INFORMATION

     At September 30, 2001, the Company's records indicated a backlog of $995,507 under signed contracts and letters of intent. Of this amount, $716,591 related to work not yet started and $278,916 related to jobs already in progress. Total estimated costs related to backlog are $501,613 for jobs not started and $195,242 for jobs in progress. This information was compiled from the Company's records and was not subjected to audit procedures.

                         PROVIDENCE CABINET SHOPPE, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)


11.  COMMITMENTS AND CONTINGENCIES

     The Company routinely sells its trade receivables to a local bank with recourse. The terms of this financing program require, among other things, that the Company maintain a reserve account balance with the bank equal to 10% of outstanding sold receivables. At September 30, 2001, the Company's reserve account had a $79,312 balance. Any receivables that the bank is unable to collect are charged to the reserve account. At September 30, 2001, the bank was holding $599,980 of the Company's receivables. The Company pays a 1.95% service charge, reported as interest expense, to the bank to cover its carrying and handling costs. During the year ended September 30, 2001, the Company sold $2,136,429 in trade receivables to the bank.

     The Company's written agreement with the bank requires that the amount of receivables sold to the bank be consistent with the percentage of completion of specific contracts and the related billings to the customers. At September 30, 2001, the Company had received an advance from the bank for a certain contract that exceeded these amounts by $175,400, resulting in a technical violation of the agreement, and a written waiver from the bank had not been received. According to management, the advance was made with the knowledge and consent of the bank in lieu of establishing a separate operating line of credit. Furthermore, management states that the Company and the bank have entered into a verbal agreement whereby the violation will be corrected in the immediate future and the existing accounts receivable financing program will be replaced by a term loan.

12.  SUBSEQUENT EVENT

     Effective April 3, 2002, Nevada Holding Group, Inc. (a Nevada corporation) acquired 100% of the Company's outstanding common stock and the real estate which the Company leases from its stockholders in exchange for cash and the assumption of certain mortgage liabilities of the stockholders secured by the acquired real estate.

                         PROVIDENCE CABINET SHOPPE, INC.
                        SCHEDULE OF UNCOMPLETED CONTRACTS
                               SEPTEMBER 30, 2001

Contract                Total Contract                          Through the Year Ended September 30, 2001
--------       --------------------------------    --------------------------------------------------------------------

                          Estimated   Estimated                  Total     Cost of                            Estimated
                            Total       Gross      Revenues      Cost      Revenues      Gross      Billed     Cost to
               Revenues      Cost      Profit       Earned     Incurred     Earned      Profit     to Date     Complete
               --------   ---------   ---------    --------    --------    --------    --------    --------   ---------
101            $235,764    $165,035    $ 70,729    $    -0-    $    -0-    $    -0-    $    -0-    $175,400    $165,035
102              52,896      37,027      15,869      21,159      14,811      14,811       6,348      33,983      22,216
103              28,540      19,978       8,562      17,124      11,987      11,987       5,137      28,540       7,991
               --------    --------    --------    --------    --------    --------    --------    --------    --------
               $317,200    $222,040    $ 95,160    $ 38,283    $ 26,798    $ 26,798    $ 11,485    $237,923    $195,242
               ========    ========    ========    ========    ========    ========    ========    ========    ========

Contract       At September 30, 2001
--------      -----------------------
                Costs &     Billings
              Earnings In   In Excess
               Excess of    of Costs
                Billings   & Earnings
              -----------  ----------
101             $    -0-    $175,400
102                  -0-      12,824
103                  -0-      11,416
                --------    --------
                $    -0-    $199,640
                ========    ========

See independent auditor's report.

                                      F-14